AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT This AMENDMENT NO. 2 (this “Second Amendment”) to INVESTOR RIGHTS AGREEMENT, dated as of September 17, 2020 (as previously amended by the AMENDMENT NO. 1 to INVESTOR RIGHTS AGREEMENT, dated as of September 5, 2022, the “IRA”), dated as of December 29, 2023, is made by and between ADT Inc., a Delaware corporation (the “Company”), and Google LLC, a Delaware limited liability company (the “Investor”). Capitalized terms used herein but not defined herein are as defined in the IRA. WHEREAS, pursuant to Section 7.2 of the IRA, the Company and the Investor desire to amend the IRA as set forth herein; and WHEREAS, this Second Amendment shall only become effective as of the effectiveness of the Cloud Addendum (as defined below) (the “Second Amendment Effective Date”). NOW, THEREFORE, the Company and the Investor agree as follows: 1. Amendments to the IRA. Subject to the occurrence of the Second Amendment Effective Date, the IRA is hereby amended as follows: (a) Section 1 of the IRA is hereby amended by restating the definition of the term “Prohibited Transferee” to read in its entirety as follows: “Prohibited Transferee” means any Activist Shareholder. (b) Section 2.1(a)(x) of the IRA is hereby amended and restated to read in its entirety as follows: “the date that is the eighteen (18)-month anniversary of the date of that certain Addendum (the “Cloud Addendum”), dated on or about the date hereof, to the Google Cloud Master Agreement by and between the Investor and ADT LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“ADT LLC”), dated June 20, 2019 (as amended by the Cloud Addendum and as may be further amended from time to time, the “Cloud Agreement”)” (c) Section 2.1(a)(y) of the IRA is hereby amended and restated to read in its entirety as follows: “the date on which (i) the Master Supply, Distribution, and Marketing Agreement, dated as September 17, 2020, by and between ADT LLC and the Investor (as amended from time to time, the “Commercial Agreement”) has been validly terminated for any reason other than termination by ADT LLC pursuant to Sections 9.1 or 9.3 thereof, or (ii) the Cloud Agreement has been validly terminated for any reason other than the Investor’s uncured material breach” DocuSign Envelope ID: 05407D87-931C-4C71-A9DB-4EFA214124AF 2 (d) Section 2.1(c)(i) of the IRA is hereby amended and restated to read in its entirety as follows: “Transfer any Lock-Up Shares to a Prohibited Transferee or to a Person or “group” (as defined in Section 13(d)(3) of the Exchange Act) that, after giving effect to a proposed Transfer, would beneficially own greater than ten percent (10%) of the then outstanding Common Stock on an as-converted basis; or” (e) Section 2.1(c)(ii) of the IRA is hereby amended and restated to read in its entirety as follows: “Transfer, on any day, an aggregate number of Lock-Up Shares that would be in excess of fifteen percent (15%) of the average daily trading volume of the Common Stock for the preceding four weeks on the NYSE; provided that, notwithstanding the foregoing, the Investor shall be permitted to undertake one (1) Transfer per week by means of a block trade (even if the number of Lock-Up Shares Transferred in such block trade exceeds the foregoing limitation) so long as the Lock-Up Shares Transferred in such block trade are the only Lock-Up Shares Transferred by the Investor and its Affiliates on such trading day.” 2. Effectiveness. This Second Amendment shall become effective as of and from the Second Amendment Effective Date. 3. Effect of Amendment. Except as specifically modified and amended hereby, the IRA shall remain unchanged and in full force and effect and this Second Amendment shall not constitute a waiver, amendment or modification of any other provision of the IRA. References in the IRA to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the IRA as amended hereby, and references to the date of the IRA, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the IRA, shall continue to refer to September 17, 2020. 4. Headings. The headings of this Second Amendment are for the purposes of reference only and shall not affect the construction of this Second Amendment. 5. Miscellaneous. The provisions of 7.1 (Governing Law; Jurisdiction; Waiver of Jury Trial), 7.2 (Amendment), 7.5 (Notices), 7.8 (Counterparts), 7.12 (Entire Agreement; No Third-Party Beneficiaries) and 7.16 (Binding Effect) of the IRA are incorporated herein by reference, mutatis mutandis and shall be binding upon the Company and the Investor. [Signature Page Follows] DocuSign Envelope ID: 05407D87-931C-4C71-A9DB-4EFA214124AF [Signature Page to Amendment No. 2 to Investor Rights Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written. ADT INC. By: Name: Title: GOOGLE LLC By: Name: Title: Kenneth H. Yi Yi Assistant Secretary DocuSign Envelope ID: 05407D87-931C-4C71-A9DB-4EFA214124AF Frank Cona 12/30/2023 James DeVries CEO